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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report of Calpine Corporation (the "Company") on Form 10-K for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge, based upon a review of the Report:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


/s/ Peter Cartwright                             /s/ Robert D. Kelly
------------------------                         ------------------------------
Peter Cartwright                                 Robert D. Kelly
Chairman, President and                          Executive Vice President and
Chief Executive Officer                          Chief Financial Officer
Calpine Corporation                              Calpine Corporation


Dated: March 24, 2004


A signed original of this written statement required by Section 906 has been provided to Calpine Corporation and will be retained by Calpine Corporation and furnished to the Securities and Exchange Commission or its staff upon request.